UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 1, 2018
Date of Report (date of earliest event reported)
___________________________________
WORKIVA INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors
On October 30, 2018, the Board of Directors of Workiva Inc. (the “Company”) voted to increase the size of the Board from six members to seven members and to elect Brigid A. Bonner to the Board of Directors of the Company to serve as a Class II director until her successor shall have been duly elected and qualified or until her earlier resignation or removal. Ms. Bonner will serve as a member of the Compensation Committee and the Nominating and Governance Committee. Ms. Bonner will receive compensation in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company’s Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of Stockholders under the heading “Director Compensation” (and such description is incorporated herein by reference).
There is no arrangement or understanding between Ms. Bonner and any other person pursuant to which Ms. Bonner was appointed as a director. Ms. Bonner does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure.
On November 1, 2018, the Company issued a press release (the “Press Release”) announcing the appointment of Ms. Bonner to the Board of Directors. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.
The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018

WORKIVA INC.

By:	/s/ Troy M. Calkins
Name:	Troy M. Calkins
Title:	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary